UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 28, 2004
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-2609	94-323914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On December 28, 2004, Pacific Gas and Electric Company (Utility), PG&E Corporation’s subsidiary, received a favorable private letter ruling from the Internal Revenue Service that fulfills one of the remaining conditions to be met before energy recovery bonds (ERBs) can be issued to refinance the regulatory asset established under the settlement agreement entered into on December 19, 2003 by PG&E Corporation, the Utility, and the California Public Utilities Commission (CPUC) to resolve the Utility’s Chapter 11 proceeding (Settlement Agreement).  As previously disclosed, on November 19, 2004, the CPUC approved the Utility's application for a wholly owned subsidiary to issue ERBs to refinance the remaining unamortized balance of the regulatory asset and related federal income and state franchise taxes, in an aggregate principal amount of up to $3.0 billion in two separate tranches up to one year apart, to be secured by a dedicated rate component.  (The CPUC was empowered to impose this dedicated rate component and to approve the ERB financing structure in June 2004 when California Senate Bill 772 became law.)  As provided under the Settlement Agreement and the CPUC decision approving the Settlement Agreement, the final condition to be met before ERBs can be issued is that the refinancing will not adversely affect the Utility’s issuer and other debt credit ratings.  In addition, the CPUC’s November 19, 2004 authorization decision requires that a financing team comprised of CPUC staff and their outside advisors approve the terms of the ERB transaction.  If the remaining conditions are met, it is expected that ERBs in the approximate amount of $1.9 billion will be issued in January 2005.  Whether the ERBs are issued and the actual date of issuance will depend on if and when: (1) the condition that the refinancing will not adversely affect the Utility’s issuer and debt credit ratings is met, (2) the CPUC’s financing team approves the transaction terms, and (3) the registration statement previously filed with the Securities and Exchange Commission (SEC) relating to the offer and sale of the ERBs is declared effective by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

By:	/s/ LINDA Y.H. CHENG
LINDA Y.H. CHENG Corporate Secretary
PACIFIC GAS AND ELECTRIC COMPANY

By:	/s/ DINYAR B. MISTRY
Dinyar B. Mistry Vice President and Controller

Dated:  December 28, 2004